Exhibit 99.2

DTE Energy®

Full Year 2009

Supplemental Financial Information

February 22, 2010

Full Year 2009 Supplemental Financial Information
February 22, 2010

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	December 31
	2009	2008
	(In millions)
ASSETS
Current Assets
Cash and cash equivalents	$52	$86
Restricted cash	84	86
Accounts receivable (less allowance for doubtful accounts of $262 and $265, respectively)
Customer	1,438	1,666
Other	217	166
Inventories
Fuel and gas	309	333
Materials and supplies	200	206
Deferred income taxes	167	227
Derivative assets	209	316
Other	201	242

	2,877	3,328

Investments
Nuclear decommissioning trust funds	817	685
Other	598	595

	1,415	1,280

Property
Property, plant and equipment	20,588	20,065
Less accumulated depreciation, depletion and amortization	(8,157)	(7,834)

	12,431	12,231

Other Assets
Goodwill	2,024	2,037
Regulatory assets	4,110	4,231
Securitized regulatory assets	870	1,001
Intangible assets	54	70
Notes receivable	113	115
Derivative assets	116	140
Other	185	157

	7,472	7,751

Total Assets	$24,195	$24,590

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	December 31
	2009	2008
	(In millions, except shares)
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$723	$899
Accrued interest	114	119
Dividends payable	88	86
Short-term borrowings	327	744
Current portion long-term debt, including capital leases	671	362
Derivative liabilities	220	285
Other	502	518

	2,645	3,013

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,237	6,458
Securitization bonds	793	932
Trust preferred-linked securities	289	289
Capital lease obligations	51	62

	7,370	7,741

Other Liabilities
Deferred income taxes	2,096	1,958
Regulatory liabilities	1,337	1,202
Asset retirement obligations	1,420	1,340
Unamortized investment tax credit	85	96
Derivative liabilities	198	344
Liabilities from transportation and storage contracts	96	111
Accrued pension liability	881	871
Accrued postretirement liability	1,287	1,434
Nuclear decommissioning	136	114
Other	328	328

	7,864	7,798

Equity
Common stock, without par value, 400,000,000 shares authorized, 165,400,045 and 163,019,596 shares issued and outstanding, respectively	3,257	3,175
Retained earnings	3,168	2,985
Accumulated other comprehensive loss	(147)	(165)

Total DTE Energy Company Shareholders’ Equity	6,278	5,995
Noncontrolling interests	38	43

Total Equity	6,316	6,038

Total Liabilities and Equity	$24,195	$24,590

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Year Ended December 31
	2009	2008	2007
	(In millions)
Operating Activities
Net income	$535	$553	$787
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	1,020	899	926
Deferred income taxes	205	348	144
Gain on sale of non-utility business	—	(128)	(900)
Other asset (gains), losses and reserves, net	(10)	(4)	(9)
Gain on sale of interests in synfuel projects	—	(31)	(248)
Impairment of synfuel projects	—	—	4
Contributions from synfuel partners	—	14	229
Changes in assets and liabilities, exclusive of changes shown separately	69	(92)	192

Net cash from operating activities	1,819	1,559	1,125

Investing Activities
Plant and equipment expenditures — utility	(960)	(1,183)	(1,035)
Plant and equipment expenditures — non-utility	(75)	(190)	(264)
Proceeds from sale of interests in synfuel projects	—	84	447
Refunds to synfuel partners	—	(387)	(115)
Proceeds from sale of non-utility business	—	253	1,262
Proceeds from sale of other assets, net	83	25	85
Restricted cash for debt redemption	2	54	6
Proceeds from sale of nuclear decommissioning trust fund assets	295	232	286
Investment in nuclear decommissioning trust funds	(315)	(255)	(323)
Other investments	(94)	(156)	(19)

Net cash from (used) for investing activities	(1,064)	(1,523)	330

Financing Activities
Issuance of long-term debt	427	1,310	50
Redemption of long-term debt	(417)	(446)	(393)
Repurchase of long-term debt	—	(238)	—
Short-term borrowings, net	(454)	(340)	(47)
Issuance of common stock	35	—	—
Repurchase of common stock	—	(16)	(708)
Dividends on common stock	(348)	(344)	(364)
Other	—	(10)	(6)

Net cash used for financing activities	(789)	(84)	(1,468)

Net Increase Decrease in Cash and Cash Equivalents	(34)	(48)	(13)
Cash and Cash Equivalents Reclassified (to) from Assets Held for Sale	—	11	(11)
Cash and Cash Equivalents at Beginning of Period	86	123	147

Cash and Cash Equivalents at End of Period	$52	$86	$123

The Detroit Edison Company
Consolidated Statements of Operations (Unaudited)

	Year Ended December 31
(in Millions)	2009	2008	2007
Operating Revenues	$4,714	$4,874	$4,900

Operating Expenses
Fuel and purchased power	1,491	1,778	1,686
Operation and maintenance	1,277	1,322	1,422
Depreciation and amortization	844	743	764
Taxes other than income	205	232	277
Asset (gains) losses and reserves, net	(2)	(1)	8

	3,815	4,074	4,157

Operating Income	899	800	743

Other (Income) and Deductions
Interest expense	325	293	294
Interest income	(2)	(6)	(7)
Other income	(39)	(51)	(40)
Other expenses	11	47	30

	295	283	277

Income Before Income Taxes	604	517	466

Income Tax Provision	228	186	149

Net Income	$376	$331	$317

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Year Ended December 31
(in Millions)	2009	2008	2007
Operating Revenues	$1,765	$2,115	$1,842

Operating Expenses
Cost of gas	1,037	1,351	1,139
Operation and maintenance	411	464	422
Depreciation and amortization	109	102	93
Taxes other than income	48	47	55
Asset gains, net	(30)	(26)	(3)

	1,575	1,938	1,706

Operating Income	190	177	136

Other (Income) and Deductions
Interest expense	67	65	60
Interest income	(8)	(8)	(10)
Other income	(8)	(11)	(12)
Other expenses	6	13	4

	57	59	42

Income Before Income Taxes	133	118	94
Income Tax Provision	40	38	23

Net Income	$93	$80	$71

DTE Energy Debt/Equity Calculation
As of December 31, 2009
($ millions)

Short-term borrowings	$327
Current portion of long-term debt, including capital leases	671
Mortgage bonds, notes and other	6,237
Securitization bonds, excluding current portion	793
Capital lease obligations	51
less MichCon short-term debt	(327)
less Securitization bonds, including current portion	(933)

Total debt	6,819

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	6,278

Total capitalization	$13,386

Debt	50.9%
Preferred	2.2%
Common shareholders’ equity	46.9%

Total	100.0%

Sales Analysis — Q4 2009
Electric Sales — Detroit Edison Service Area (GWh)

	Q4 2009	Q4 2008	% Change
Residential	3,633	3,537	3%
Commercial	4,436	4,573	-3%
Industrial	2,339	3,012	-22%
Other	829	811	2%

	11,237	11,933	-6%
Choice	479	377	27%

TOTAL SALES	11,716	12,310	-5%

Electric Revenue — Detroit Edison Service Area ($000s)

	Q4 2009	Q4 2008	% Change
Residential	471,479	400,449	18%
Commercial	423,775	431,144	-2%
Industrial	159,653	208,767	-24%
Other	44,679	44,022	1%

	1,099,586	1,084,382	1%
Choice	11,737	10,622	10%

TOTAL REVENUES	1,111,323	1,095,004	1%

Gas Sales — MichCon Service Area (MMcf)

	Q4 2009	Q4 2008	% Change
Residential	31,877	36,594	-13%
Commercial	7,906	10,969	-28%
Industrial	752	339	122%

	40,535	47,902	-15%
End User Transportation*	37,906	32,426	17%

TOTAL SALES	78,441	80,328	-2%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q4 2009	Q4 2008	% Change
Residential	332,455	406,985	-18%
Commercial	82,616	120,611	-32%
Industrial	7,232	3,488	107%

	422,303	531,084	-20%
End User Transportation*	43,091	39,166	10%

TOTAL REVENUES	465,394	570,250	-18%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q4 2009	Q4 2008	% Change
Actuals	0	0	N/A
Normal	6	6

Deviation from normal	-100%	-100%
Heating Degree Days
MichCon service territory

	Q4 2009	Q4 2008	% Change
Actuals	2,265	2,446	-7%
Normal	2,350	2,350

Deviation from normal	-4%	4%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q4 2009	Q4 2008
Detroit Edison	(5)	1	Milder weather reduced Detroit Edison’s earnings by $5M Q4 2009
MichCon	(3)	3	Milder weather reduced MichCon’s earnings by $3M Q4 2009

Sales Analysis — YTD December 31, 2009
Electric Sales — Detroit Edison Service Area (GWh)

	YTD 2009	YTD 2008	% Change
Residential	14,625	15,493	-6%
Commercial	18,200	18,920	-4%
Industrial	9,922	13,086	-24%
Other	3,229	3,217	0%

	45,976	50,716	-9%
Choice	1,477	1,458	1%

TOTAL SALES	47,453	52,174	-9%

Electric Revenue — Detroit Edison Service Area ($000s)

	YTD 2009	YTD 2008	% Change
Residential	1,819,497	1,726,154	5%
Commercial	1,702,367	1,753,228	-3%
Industrial	729,987	893,461	-18%
Other	176,331	175,761	0%

	4,428,182	4,548,604	-3%
Choice	39,556	34,371	15%

TOTAL REVENUES	4,467,738	4,582,975	-3%

Gas Sales — MichCon Service Area (MMcf)

	YTD 2009	YTD 2008	% Change
Residential	103,264	109,684	-6%
Commercial	29,830	35,231	-15%
Industrial	1,617	1,015	59%

	134,711	145,930	-8%
End User Transportation*	124,472	122,224	2%

TOTAL SALES	259,183	268,154	-3%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	YTD 2009	YTD 2008	% Change
Residential	1,072,679	1,237,581	-13%
Commercial	305,344	389,503	-22%
Industrial	14,756	11,015	34%

	1,392,779	1,638,099	-15%
End User Transportation*	146,368	143,599	2%

TOTAL REVENUES	1,539,147	1,781,698	-14%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	YTD 2009	YTD 2008	% Change
Actuals	575	759	-24%
Normal	736	736

Deviation from normal	-22%	3%
Heating Degree Days
MichCon service territory

	YTD 2009	YTD 2008	% Change
Actuals	6,623	6,682	-1%
Normal	6,696	6,724

Deviation from normal	-1%	-1%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	YTD 2009	YTD 2008
Detroit Edison	(43)	2	Colder weather reduced Detroit Edison's earnings by $43M YTD 2009
MichCon	(2)	—	Milder weather decreased MichCon's earnings by $2M YTD 2009